UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 11, 2008

VOLCAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141505	98-0554790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9867 Okanagan Centre Road West Lake Country, British Columbia Canada	V4V 2J3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 250-766-0036

Dunn Mining Inc.
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On September 11, 2008, our predecessor, Dunn Mining Inc., a Nevada corporation (“Dunn”), and Volcan Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Dunn (“Volcan”), entered into an Agreement and Plan of Merger.  On September 11, 2008, Dunn merged with and into Volcan, so that Dunn and Volcan became a single corporation named Volcan Holdings, Inc. (the “Surviving Corporation”), which exists under, and is governed by, the laws of the State of Delaware (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of Dunn became vested in, held and enjoyed by the Surviving Corporation, the Surviving Corporation assumed all of the obligations of Dunn and we changed our name from “Dunn Mining Inc.” to “Volcan Holdings, Inc.”

Item 3.03.                      Material Modification to Rights of Security Holders.

Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of Volcan became the Certificate of Incorporation and By-laws of the Surviving Corporation.

In addition, each share of common stock, par value $0.001 per share, of Dunn that was issued and outstanding immediately prior to the Merger was converted into 6.1728395 issued and outstanding shares of common stock, par value $0.001 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of Dunn immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of Volcan owned by Dunn immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 11, 2008, between Dunn Mining Inc., a Nevada corporation, and Volcan Holdings, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging Dunn Mining Inc., a Nevada corporation, with and into Volcan Holdings, Inc., a Delaware corporation
2.3	Articles of Merger merging Dunn Mining Inc., a Nevada corporation, with and into Volcan Holdings, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Volcan Holdings, Inc., a Delaware corporation
3.2	By-laws of Volcan Holdings, Inc., a Delaware corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcan Holdings, Inc.
Dated: September 11, 2008	By:	/s/ Gregory P. Byrne
Name: Gregory Paul Byrne
Title: President

Index to Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 11, 2008, between Dunn Mining Inc., a Nevada corporation, and Volcan Holdings, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging Dunn Mining Inc., a Nevada corporation, with and into Volcan Holdings, Inc., a Delaware corporation
2.3	Articles of Merger merging Dunn Mining Inc., a Nevada corporation, with and into Volcan Holdings, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Volcan Holdings, Inc., a Delaware corporation
3.2	By-laws of Volcan Holdings, Inc., a Delaware corporation